UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05454

Dreyfus New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus New Jersey Municipal Bond Fund, Inc.

ANNUAL REPORT December 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus New Jersey Municipal Bond Fund, Inc. Class A shares produced a total return of 3.38%, Class C shares returned 2.61%, Class I shares returned 3.63%, Class Y shares returned 3.56%, and Class Z shares returned 3.49%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New Jersey, achieved a total return of 3.30% for the same period.2

Municipal bonds gained value over the reporting period despite shifting economic sentiment. While New Jersey municipal bonds generally lagged national averages, an emphasis on higher yielding, revenue-backed securities enabled the fund’s Class A, Class I, Class Y, and Class Z shares to outperform the benchmark.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey state income taxes. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimizing the use of interest rate forecasting. We select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Improving Credit Quality Supported Municipal Bonds

Like most other financial markets, municipal bonds encountered heightened volatility stemming from bouts of economic uncertainty during 2015. Longer term interest rates briefly moved higher and prices fell amid stronger-than-expected employment data early in the year, but disappointing GDP growth over the winter soon caused yields to moderate. Longer term rates climbed again in the spring when domestic growth reaccelerated, but renewed global economic concerns pushed yields lower over the summer. In the fall, declining commodity prices and global economic instability continued to put downward pressure on longer term yields, while short-term securities saw yields climb modestly near the reporting period’s end, when the Federal Reserve Board (the “Fed”) raised short-term interest rates for the first time in nearly 10 years.

Supply-and-demand influences generally remained favorable. New issuance volumes increased in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but demand remained strong and steady as investors sought competitive after-tax yields and adopted more risk-averse investment postures. In particular, municipal bonds proved attractive to investors due to their lack of exposure to global economic instability.

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal bonds further benefited from generally improving credit conditions as tax revenues climbed beyond pre-recession levels for many states and municipalities. However, New Jersey has struggled with a subpar economic recovery, a heavy debt load, and pension shortfalls, and the state’s municipal bonds lagged national averages.

Revenue Bonds Bolstered Fund Results

The fund achieved positive relative results by favoring revenue bonds over general obligation and escrowed bonds. Results were particularly attractive among A- and BBB-rated bonds backed by hospitals, transportation facilities, and the state’s settlement of litigation with U.S. tobacco companies. The fund also benefited from lack of direct exposure to struggling Puerto Rico bonds. On the other hand, higher quality holdings, including those backed by public utilities and education institutions, did not perform as strongly as their lower rated counterparts.

Our interest-rate strategies generally proved effective over the reporting period. A roughly market-neutral average duration had little impact on relative performance, but results were buoyed by an emphasis on bonds with maturities in the 10- to 20-year range.

A Selective Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but we remain aware of the fiscal challenges facing New Jersey. Therefore, we have looked for opportunities among general obligation bonds from counties without the pension liabilities plaguing the state government. We have maintained overweighted exposure to revenue bonds backed from tax-exempt issuers that appear likely to benefit from low fuel prices. We also are looking for opportunities to increase the fund’s average duration in anticipation of additional short-term rate hikes, which we believe may contribute to narrower yield differences along the market’s maturity range.

January 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after May 1, 2016. Had these expenses not been absorbed, the returns would have been lower.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. Class A shares, Class C shares, Class I shares and Class Y shares and the Barclays Municipal Bond Index

†  Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.
The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus New Jersey Municipal Bond Fund, Inc. on 12/31/05 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New Jersey municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class Z shares will vary from the performance of Class A, Class C, Class I and Class Y shares shown above due to differences in charges and expenses. The Index is not limited to investments in New Jersey municipal obligations. The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	11/6/87	-1.25%	4.07%	3.51%	-
without sales charge	11/6/87	3.38%	5.03%	3.99%	-
Class C shares
with applicable redemption charge †	1/7/03	1.61%	4.25%	3.21%	-
without redemption	1/7/03	2.61%	4.25%	3.21%	-
Class I shares	12/15/08	3.63%	5.26%	4.14%††	-
Class Y shares	7/1/13	3.56%	5.14%††	4.04%††	-
Class Z shares	6/7/07	3.49%	5.18%	-	4.30%
Barclays Municipal Bond Index †††	5/31/07	3.30%	5.35%	4.72%	4.85%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.
   The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares).
†††The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of 5/31/07 is used as the beginning value on 6/7/07 (the inception date for Class Z shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the six months ended December 31, 2015
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 4.36	$ 8.20	$ 3.08	$ 3.08	$ 3.44
Ending value (after expenses)	$ 1,036.30	$ 1,032.40	$ 1,038.40	$ 1,037.60	$ 1,037.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 4.33	$ 8.13	$ 3.06	$ 3.06	$ 3.41
Ending value (after expenses)	$ 1,020.92	$ 1,017.14	$ 1,022.18	$ 1,022.18	$ 1,021.83

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I, .60% for Class Y and .67% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2015

Long-Term Municipal Investments - 98.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0%
Burlington County Bridge Commission, EDR (The Evergreens Project)	5.63	1/1/38	7,275,000		7,403,695
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.00	2/15/34	1,000,000		1,090,080
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.75	2/15/42	5,000,000		5,718,800
Delaware River Port Authority, Revenue	5.00	1/1/30	3,500,000		3,916,010
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/21	685,000	[a]	613,555
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/26	745,000	[a]	545,772
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/28	2,345,000	[a]	1,540,524
Essex County, General Improvement GO	5.00	8/1/23	5,500,000		6,375,490
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	2,500,000	[b]	2,596,225
Garden State Preservation Trust, Revenue (Open Space and Farmland Preservation Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.75	11/1/28	10,000,000		12,346,700
Gloucester County Improvement Authority, County Guaranteed Loan Revenue (County Capital Program)	5.00	4/1/38	7,000,000		7,519,750
Gloucester County Pollution Control Financing Authority, PCR (Logan Project)	5.00	12/1/24	1,000,000		1,132,840
Gloucester Township Municipal Utilities Authority, Sewer Revenue (Insured; AMBAC)	5.65	3/1/18	985,000		1,029,670
Hudson County Improvement Authority, Harrison Stadium Land Acquisition Special Obligation Revenue (Harrison Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	0.00	12/15/34	3,000,000	[a]	1,544,010
Irvington Township, GO (Fiscal Year Adjustment Bonds and General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/32	2,000,000		2,283,140
Mercer County Improvement Authority, County Secured Open Space Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/40	3,290,000		3,301,153

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
Middletown Township Board of Education, GO	5.00	8/1/25	1,000,000		1,165,150
Middletown Township Board of Education, GO	5.00	8/1/26	2,935,000		3,409,766
Monroe Township Board of Education, School District GO	5.00	3/1/34	1,250,000		1,467,612
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	3,000,000		3,271,770
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/28	3,625,000		3,864,105
New Jersey Economic Development Authority, Department of Human Services Composite Revenue (Division of Developmental Disabilities)	6.25	7/1/24	900,000		920,646
New Jersey Economic Development Authority, Department of Human Services Composite Revenue (Division of Mental Health Services)	6.10	7/1/17	235,000		235,853
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/20	3,350,000	[a]	3,016,373
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/21	2,620,000	[a]	2,291,007
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	3,500,000		3,872,120
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/17	5,000,000	[a]	4,928,550
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/18	2,500,000	[a]	2,414,150
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/20	6,500,000	[a]	5,984,810
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/22	6,000,000	[a]	5,185,920

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
New Jersey Economic Development Authority, Revenue (Provident Group - Rowan Properties L.L.C. - Rowan University Student Housing Project)	5.00	1/1/35	1,000,000		1,080,690
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.75	9/1/23	385,000		429,899
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.50	9/1/24	10,000,000		11,602,300
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/27	10,000,000		11,905,200
New Jersey Economic Development Authority, School Facilities Construction Revenue (Prerefunded)	5.75	3/1/21	1,380,000	[c]	1,674,754
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	8,050,000		8,822,558
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	3,000,000		3,357,750
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.60	11/1/34	6,600,000		7,421,502
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	5,000,000		5,665,600
New Jersey Educational Facilities Authority, Revenue (Kean University Issue)	5.00	9/1/21	1,500,000		1,655,490
New Jersey Educational Facilities Authority, Revenue (Montclair State University Issue)	5.25	7/1/38	2,000,000		2,174,620
New Jersey Educational Facilities Authority, Revenue (New Jersey City University Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/35	12,165,000		13,143,553
New Jersey Educational Facilities Authority, Revenue (New Jersey Institute of Technology Issue)	5.00	7/1/31	2,000,000		2,246,000

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
New Jersey Educational Facilities Authority, Revenue (Princeton Theological Seminary Issue)	5.00	7/1/29	5,000,000		5,768,250
New Jersey Educational Facilities Authority, Revenue (Public Library Project Grant Program Issue) (Insured; AMBAC)	5.50	9/1/17	1,500,000		1,505,775
New Jersey Educational Facilities Authority, Revenue (Ramapo College of New Jersey Issue)	5.00	7/1/42	3,000,000		3,286,080
New Jersey Educational Facilities Authority, Revenue (Seton Hall University Issue) (Prerefunded)	6.25	7/1/19	5,000,000	[c]	5,877,050
New Jersey Educational Facilities Authority, Revenue (Stevens Institute of Technology Issue)	5.00	7/1/27	5,000,000		5,204,100
New Jersey Educational Facilities Authority, Revenue (Stevens Institute of Technology Issue)	5.00	7/1/34	7,455,000		7,803,670
New Jersey Educational Facilities Authority, Revenue (The College of New Jersey Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	3,700,000		4,011,873
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/22	2,165,000		2,525,364
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/29	2,130,000		2,474,165
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/30	2,255,000		2,607,254
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/38	3,745,000		4,049,131
New Jersey Health Care Facilities Financing Authority, Revenue (AHS Hospital Corporation Issue)	5.00	7/1/27	5,400,000		5,840,586
New Jersey Health Care Facilities Financing Authority, Revenue (AtlantiCare Regional Medical Center Issue) (Prerefunded)	5.00	7/1/17	3,975,000	[c]	4,224,988

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.63	7/1/32	3,000,000		3,489,000
New Jersey Health Care Facilities Financing Authority, Revenue (General Hospital Center at Passaic, Inc. Obligated Group Issue) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	6.75	7/1/19	410,000		454,407
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue)	5.00	1/1/28	2,780,000		3,056,332
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue) (Insured; Assured Guaranty Corp.)	5.25	1/1/36	2,900,000		3,090,965
New Jersey Health Care Facilities Financing Authority, Revenue (Kennedy Health System Obligated Group Issue)	5.00	7/1/31	1,525,000		1,689,181
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/23	2,500,000		2,976,900
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/26	1,000,000		1,166,100
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/38	4,720,000		5,081,599
New Jersey Health Care Facilities Financing Authority, Revenue (Robert Wood Johnson University Hospital Issue)	5.00	7/1/31	4,950,000		5,486,976
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Barnabas Health Care System Issue) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	7/1/23	2,280,000	[a]	1,975,620
New Jersey Health Care Facilities Financing Authority, Revenue (University Hospital Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/46	2,000,000		2,195,540
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (Insured; Assured Guaranty Corp.)	5.50	7/1/38	5,000,000		5,623,000

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
New Jersey Health Care Facilities Financing Authority, State Contract Revenue (Hospital Asset Transformation Program)	5.25	10/1/38	13,595,000		14,278,421
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/21	1,800,000		2,024,928
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/25	695,000		731,203
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/26	1,700,000		1,784,813
New Jersey Highway Authority, Revenue (Garden State Parkway) (Escrowed to Maturity)	6.00	1/1/19	5,645,000		6,332,166
New Jersey Housing and Mortgage Finance Agency, Multi-Family Revenue	4.95	5/1/41	7,000,000		7,363,370
New Jersey Housing and Mortgage Finance Agency, SFHR	5.20	10/1/25	4,345,000		4,622,037
New Jersey Housing and Mortgage Finance Agency, SFHR	6.38	10/1/28	1,210,000		1,253,790
New Jersey Housing and Mortgage Finance Agency, SFHR	5.25	10/1/37	245,000		250,635
New Jersey Institute of Technology, GO	5.00	7/1/31	3,385,000		3,980,794
New Jersey Institute of Technology, GO	5.00	7/1/32	1,000,000		1,134,360
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	12/15/23	7,000,000		8,030,540
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	2,500,000		2,741,125
New Jersey Transportation Trust Fund Authority, (Transportation System)	6.00	12/15/38	6,565,000		7,241,261
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.25	12/15/22	5,000,000		5,673,300
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	0.00	12/15/24	1,000,000	[a]	696,340
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.00	12/15/32	3,000,000		3,127,050
New Jersey Turnpike Authority, Turnpike Revenue	6.50	1/1/16	35,000		35,000

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/23	2,000,000		2,395,880
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/25	3,000,000		3,676,980
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/26	2,000,000		2,352,960
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/34	2,000,000		2,320,940
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/35	3,000,000		3,360,450
New Jersey Turnpike Authority, Turnpike Revenue	5.25	1/1/40	5,420,000		5,948,721
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/45	4,000,000		4,539,120
New Jersey Turnpike Authority, Turnpike Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/27	3,000,000		3,769,410
New Jersey Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.)	0.46	1/1/30	5,500,000	[d]	5,115,000
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/24	1,000,000		1,168,650
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/42	10,320,000		11,433,734
North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South Project) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	6.00	7/1/19	945,000		1,037,648
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.00	9/15/24	2,400,000		2,782,440
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.50	9/15/26	7,600,000		8,995,512
Port Authority of New York and New Jersey, (Consolidated Bonds, 172nd Series)	5.00	10/1/33	5,000,000		5,644,850
Port Authority of New York and New Jersey, (Consolidated Bonds, 178th Series)	5.00	12/1/24	2,000,000		2,387,140
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/31	2,270,000		2,629,137
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/21	2,555,000		2,999,366
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/44	9,730,000		10,958,802
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/94	3,000,000		3,702,780

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.0% (continued)
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	5.00	12/1/20	2,500,000		2,847,600
Rahway Valley Sewerage Authority, Sewer Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/30	7,550,000	[a]	4,641,362
Rutgers The State University, GO	5.00	5/1/26	5,000,000		5,986,950
Rutgers The State University, GO	5.00	5/1/39	3,450,000		3,835,227
Salem County Pollution Control Financing Authority, PCR (Chambers Project)	5.00	12/1/23	1,000,000		1,100,130
South Jersey Port Corporation, Marine Terminal Revenue	5.75	1/1/23	4,000,000		4,408,560
South Jersey Port Corporation, Marine Terminal Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/34	2,900,000		3,185,766
South Jersey Port Corporation, Marine Terminal Revenue (Insured; Assured Guaranty Corp.)	5.88	1/1/39	6,000,000		6,574,500
South Jersey Transportation Authority, Transportation System Revenue	5.00	11/1/23	4,250,000		4,782,610
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.63	6/1/26	4,000,000		4,001,600
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.75	6/1/34	2,800,000		2,307,648
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	13,050,000		10,889,964
				476,711,638
U.S. Related - 2.9%
Guam, Business Privilege Tax Revenue	5.00	11/15/34	3,660,000		4,163,945
Guam, Business Privilege Tax Revenue	5.00	1/1/42	2,000,000		2,176,900

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Related - 2.9% (continued)
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Matching Fund Loan Note)	5.00	10/1/25	5,000,000	5,535,100
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Matching Fund Loan Notes)	5.00	10/1/25	2,000,000	2,205,760
				14,081,705

Total Investments (cost $450,084,456)			98.9%	490,793,343
Cash and Receivables (Net)			1.1%	5,701,423
Net Assets			100.0%	496,494,766

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities were valued at $2,596,225 or .52% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	27.3
Education	20.8
Health Care	18.4
Utility-Water and Sewer	4.5
Special Tax	3.7
Prerefunded	3.6
Asset-Backed	3.5
Lease	3.2
Housing	2.9
County	2.7
Industrial	1.0
Resource Recovery	.2
Utility-Electric	.2
Other	6.9
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	450,084,456	490,793,343
Interest receivable		6,781,957
Receivable for shares of Common Stock subscribed		30,000
Prepaid expenses		30,368
		497,635,668
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		345,365
Cash overdraft due to Custodian		151,123
Payable for shares of Common Stock redeemed		563,767
Accrued expenses		80,647
		1,140,902
Net Assets ($)		496,494,766
Composition of Net Assets ($):
Paid-in capital		469,649,767
Accumulated net realized gain (loss) on investments		(13,863,888)
Accumulated net unrealized appreciation (depreciation) on investments		40,708,887
Net Assets ($)		496,494,766

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	364,755,466	9,690,436	8,080,010	305,594	113,663,260
Shares Outstanding	27,988,877	744,264	619,847	23,450	8,720,003
Net Asset Value Per Share ($)	13.03	13.02	13.04	13.03	13.03

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income ($):
Interest Income	21,652,653
Expenses:
Management fee—Note 3(a)	3,018,608
Shareholder servicing costs—Note 3(c)	1,205,852
Professional fees	92,214
Distribution fees—Note 3(b)	78,783
Registration fees	62,866
Custodian fees—Note 3(c)	43,437
Directors’ fees and expenses—Note 3(d)	37,580
Prospectus and shareholders’ reports	24,948
Loan commitment fees—Note 2	5,528
Miscellaneous	47,811
Total Expenses	4,617,627
Less—reduction in expenses due to undertaking—Note 3(a)	(493,969)
Less—reduction in fees due to earnings credits—Note 3(c)	(284)
Net Expenses	4,123,374
Investment Income—Net	17,529,279
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,067,409
Net unrealized appreciation (depreciation) on investments	(2,891,720)
Net Realized and Unrealized Gain (Loss) on Investments	(824,311)
Net Increase in Net Assets Resulting from Operations	16,704,968

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	17,529,279	18,737,532
Net realized gain (loss) on investments	2,067,409	(8,749,621)
Net unrealized appreciation (depreciation) on investments	(2,891,720)	39,906,546
Net Increase (Decrease) in Net Assets Resulting from Operations	16,704,968	49,894,457
Dividends to Shareholders from ($):
Investment income—net:
Class A	(12,589,993)	(13,577,522)
Class C	(279,261)	(272,706)
Class I	(243,695)	(155,793)
Class Y	(17,069)	(3,803)
Class Z	(4,155,669)	(4,461,805)
Net realized gain on investments:
Class A	-	(84,446)
Class C	-	(2,064)
Class I	-	(894)
Class Z	-	(26,277)
Total Dividends	(17,285,687)	(18,585,310)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	12,986,729	13,646,742
Class C	2,281,017	2,187,556
Class I	4,157,740	2,689,152
Class Y	-	609,416
Class Z	3,210,767	3,600,368
Dividends reinvested:
Class A	9,533,446	10,399,320
Class C	127,601	129,642
Class I	201,944	130,273
Class Y	402	179
Class Z	3,393,039	3,674,335
Cost of shares redeemed:
Class A	(41,015,485)	(41,647,160)
Class C	(3,502,831)	(1,079,336)
Class I	(1,117,683)	(1,658,087)
Class Y	(302,083)	-
Class Z	(13,147,811)	(10,205,664)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(23,193,208)	(17,523,264)
Total Increase (Decrease) in Net Assets	(23,773,927)	13,785,883
Net Assets ($):
Beginning of Period	520,268,693	506,482,810
End of Period	496,494,766	520,268,693

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,004,291	1,065,459
Shares issued for dividends reinvested	736,255	808,651
Shares redeemed	(3,168,212)	(3,257,090)
Net Increase (Decrease) in Shares Outstanding	(1,427,666)	(1,382,980)
Class C
Shares sold	176,096	170,033
Shares issued for dividends reinvested	9,865	10,092
Shares redeemed	(271,101)	(84,446)
Net Increase (Decrease) in Shares Outstanding	(85,140)	95,679
Class Ia,b
Shares sold	320,116	208,589
Shares issued for dividends reinvested	15,613	10,117
Shares redeemed	(86,622)	(128,994)
Net Increase (Decrease) in Shares Outstanding	249,107	89,712
Class Yb
Shares sold	-	46,964
Shares issued for dividends reinvested	31	14
Shares redeemed	(23,637)	-
Net Increase (Decrease) in Shares Outstanding	(23,606)	46,978
Class Z
Shares sold	248,020	280,190
Shares issued for dividends reinvested	262,028	285,623
Shares redeemed	(1,014,710)	(795,245)
Net Increase (Decrease) in Shares Outstanding	(504,662)	(229,432)

[a] During the period ended December 31, 2015, 2,902 Class A shares representing $38,024, were exchanged for 2,902 Class I shares.
[b] During the period ended December 31, 2014, 8,723 Class I shares representing $111,919, were exchanged for 8,723 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.04	12.27	13.42	13.01	12.25
Investment Operations:
Investment income—net[a]	.45	.46	.47	.49	.53
Net realized and unrealized gain (loss) on investments	(.02)	.76	(1.15)	.41	.75
Total from Investment Operations	.43	1.22	(.68)	.90	1.28
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.46)	(.49)	(.52)
Dividends from net realized gain on investments	-	(.00)[b]	(.01)	-	-
Total Distributions	(.44)	(.45)	(.47)	(.49)	(.52)
Net asset value, end of period	13.03	13.04	12.27	13.42	13.01
Total Return (%)[c]	3.38	10.11	(5.18)	6.96	10.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.94	.96	.96
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[d]	.00[d]	-	-
Ratio of net investment income to average net assets	3.45	3.59	3.62	3.68	4.23
Portfolio Turnover Rate	8.41	10.18	11.31	12.10	9.58
Net Assets, end of period ($ x 1,000)	364,755	383,670	377,986	457,618	443,882

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.03	12.26	13.40	13.00	12.24
Investment Operations:
Investment income—net[a]	.35	.36	.37	.39	.43
Net realized and unrealized gain (loss) on investments	(.02)	.77	(1.13)	.40	.76
Total from Investment Operations	.33	1.13	(.76)	.79	1.19
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.37)	(.39)	(.43)
Dividends from net realized gain on investments	-	(.00)[b]	(.01)	-	-
Total Distributions	(.34)	(.36)	(.38)	(.39)	(.43)
Net asset value, end of period	13.02	13.03	12.26	13.40	13.00
Total Return (%)[c]	2.61	9.29	(5.82)	6.09	9.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.72	1.72	1.74	1.73
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[d]	.00[d]	-	-
Ratio of net investment income to average net assets	2.71	2.82	2.87	2.92	3.48
Portfolio Turnover Rate	8.41	10.18	11.31	12.10	9.58
Net Assets, end of period ($ x 1,000)	9,690	10,808	8,997	10,403	9,035

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.05	12.28	13.42	13.02	12.25
Investment Operations:
Investment income—net[a]	.48	.49	.50	.50	.54
Net realized and unrealized gain (loss) on investments	(.02)	.77	(1.14)	.41	.77
Total from Investment Operations	.46	1.26	(.64)	.91	1.31
Distributions:
Dividends from investment income—net	(.47)	(.49)	(.49)	(.51)	(.54)
Dividends from net realized gain on investments	-	(.00)[b]	(.01)	-	-
Total Distributions	(.47)	(.49)	(.50)	(.51)	(.54)
Net asset value, end of period	13.04	13.05	12.28	13.42	13.02
Total Return (%)	3.63	10.38	(4.88)	7.04	10.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.72	.72	.74	.76
Ratio of net expenses to average net assets	.60	.60	.62	.70	.70
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[c]	.00[c]	-	-
Ratio of net investment income to average net assets	3.70	3.82	3.84	3.82	4.36
Portfolio Turnover Rate	8.41	10.18	11.31	12.10	9.58
Net Assets, end of period ($ x 1,000)	8,080	4,837	3,450	4,527	2,586

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	13.05	12.27	12.77
Investment Operations:
Investment income—net[b]	.48	.38	.26
Net realized and unrealized gain (loss) on investments	(.03)	.87	(.51)
Total from Investment Operations	.45	1.25	(.25)
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.25)
Dividends from net realized gain on investments	-	(.00)[c]	-
Total Distributions	(.47)	(.47)	(.25)
Net asset value, end of period	13.03	13.05	12.27
Total Return (%)	3.56	10.37	(1.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.76	.68[e]
Ratio of net expenses to average net assets	.60	.63	.60[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[f]	.00[e,f]
Ratio of net investment income to average net assets	3.71	3.59	4.11[e]
Portfolio Turnover Rate	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	306	614	1

a From July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Z Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.05	12.28	13.42	13.01	12.25
Investment Operations:
Investment income—net[a]	.47	.48	.49	.50	.54
Net realized and unrealized gain (loss) on investments	(.03)	.77	(1.13)	.41	.75
Total from Investment Operations	.44	1.25	(.64)	.91	1.29
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.49)	(.50)	(.53)
Dividends from net realized gain on investments	-	(.00)[b]	(.01)	-	-
Total Distributions	(.46)	(.48)	(.50)	(.50)	(.53)
Net asset value, end of period	13.03	13.05	12.28	13.42	13.01
Total Return (%)	3.49	10.31	(4.93)	7.04	10.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.77	.74	.78	.78
Ratio of net expenses to average net assets	.66	.66	.67	.78	.78
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[c]	.00[c]	-	-
Ratio of net investment income to average net assets	3.64	3.78	3.80	3.75	4.30
Portfolio Turnover Rate	8.41	10.18	11.31	12.10	9.58
Net Assets, end of period ($ x 1,000)	113,663	120,340	116,050	139,334	137,552

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c   Amount  represents less than  .01.%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 675 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (200 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (25 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	490,793,343	—	490,793,343

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (continued)

Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $840,252, accumulated capital losses $14,819,511 and unrealized appreciation $41,664,510.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-

enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2015. If not applied, $1,125,950 of the carryover expires in fiscal year 2016 and $6,969,933 expires in fiscal year 2017. The fund has $835,086 of post-enactment short-term capital losses and $5,888,542 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: tax-exempt income $17,275,421 and $18,383,527, and ordinary income $10,266 and $201,783, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, a capital loss carryover expiration and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $243,592, increased accumulated net realized gain (loss) on investments by $1,053,425 and decreased paid-in capital by $809,833. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2015 through May 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $493,969 during the period ended December 31, 2015.

During the period ended December 31, 2015, the Distributor retained $2,476 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2015, Class C shares were charged $78,783 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, Class A and Class C shares were charged $924,535 and $26,261, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2015, Class Z shares were charged $69,638 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $125,224 for transfer agency services and $6,262 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $284.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $43,437 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended December 31, 2015, the fund was charged $4,831 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $252,529, Distribution Plan fees $6,358, Shareholder Services Plan fees $84,628, custodian fees $28,739, Chief Compliance Officer fees $2,647 and transfer agency fees $11,029, which are offset against an expense reimbursement currently in effect in the amount of $40,565.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $41,815,013 and $63,744,798, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $449,128,833; accordingly, accumulated net unrealized appreciation on investments was $41,664,510, consisting of $41,701,740 gross unrealized appreciation and $37,230 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 2015 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 26, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended December 31, 2015 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), except $10,266 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus New Jersey Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNJX Class C: DCNJX Class I: DNMIX Class Y: DNJYX Class Z: DZNJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0750AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,792 in 2014 and $33,612 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,515 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,957 in 2014 and $3,479 in 2015.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,078 in 2014 and $927 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2014 and $-0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New Jersey Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)